Exhibit 10.1

NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of July 24, 2014, is entered into by and among the financial institutions signatory hereto (each a “Lender” and collectively the “Lenders”), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, “Agent”) and CLEARWATER PAPER CORPORATION, a Delaware corporation (“Borrower”).

RECITALS

A. Borrower, Agent and the Lenders have previously entered into that certain Loan and Security Agreement dated as of November 26, 2008 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B. Borrower has requested that Agent and the Lenders amend the Loan Agreement, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.

C. Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any Lender’s rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Amendments to Loan Agreement.

(a) The following definition is hereby added to Section 1.1 of the Loan Agreement in its proper alphabetical order:

“Ninth Amendment Effective Date: July 24, 2014.”

(b) The definition of “Fixed Charges” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Fixed Charges: the sum of interest expense (other than payment-in-kind), principal payments made on Borrowed Money (other than: (i) repayments of the Revolver Loans; (ii) repayments of the Potlatch Indebtedness to the extent permitted under Section 10.2.8(c); and (iii) repayments of Debt permitted under Section 10.2.1(r) to the extent permitted under Section 10.2.8(g)(ii)), cash taxes paid, Capital Expenditures (except: (x) Capital Expenditures financed with Borrowed Money other than Revolver Loans, and (y) Capital Expenditures made while there are no Revolver Loans outstanding), Distributions made, and all payments required to be made under the Code or applicable law on account of any Plan, Pension Plan, Multiemployer Plan or Foreign Plan.”

(c) The definition of “Refinancing Debt” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Refinancing Debt: Borrowed Money that is the result of an extension, renewal or refinancing of Debt permitted under Section 10.2.1(b), (d), (s) or (t).”

(d) Section 10.2.1(t) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(t) Borrowed Money, the principal purpose of which is to satisfy and discharge Clearwater’s Debt which is outstanding as of the Ninth Amendment Effective Date and permitted under Section 10.2.1(r); provided that: (i) it is in an aggregate principal amount that does not exceed $375,000,000, (ii) it is unsecured, (iii) upon giving effect to it, no Default or Event of Default exists, (iv) it is incurred within sixty (60) days of the Ninth Amendment Effective Date, (v) it has a final maturity date no sooner than ninety (90) days following the Revolver Termination Date, (vi) the proceeds are used first, to pay fees and expenses incurred in connection with such Borrowed Money, and second, to repay, in part, the outstanding Debt permitted under Section 10.2.1(r), and (vii) if any Debt is incurred pursuant to this clause (t), then following the incurrence of such Debt, Debt previously permitted under Section 10.2.1(r) shall no longer be permitted;”

(e) Section 10.2.8 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.2.8. Restrictions on Payment of Certain Debt.

Make any payments (whether voluntary or mandatory, or a prepayment, redemption, retirement, defeasance or acquisition) with respect to (a) any Subordinated Debt, except regularly scheduled payments of principal, interest and fees, but only to the extent permitted under any subordination agreement relating to such Debt (and a Senior Officer of Borrower Agent shall certify to Agent, not less than five Business Days prior to the date of payment, that all conditions under such agreement have been satisfied); (b) any Borrowed Money (other than the Obligations, the Potlatch Indebtedness, Debt permitted under Section 10.2.1(g), Debt permitted under Section 10.2.1(s), and Debt permitted under Section 10.2.1(r)) prior to its due date under the agreements evidencing such Debt as in effect on the Closing Date (or as amended thereafter with the consent of Agent) unless (i) permitted under Section 10.2.1(n) or (ii) such repayment is made with the proceeds of an issuance of Equity Interests by Clearwater not otherwise prohibited under the terms of this Agreement; (c) the Potlatch Indebtedness unless such repayment is made with the proceeds of (i) Debt permitted under Section 10.2.1(g); (ii) an Asset Disposition permitted under clause (g) of the definition of Permitted Asset Disposition; or (iii) an issuance of Equity Interests by Clearwater not otherwise prohibited under the terms of this Agreement; (d) payments (other than those set forth in clause (a) above) on intercompany loans, except payments by an Obligor to a Borrower; (e) Debt permitted under Section 10.2.1(g) unless either: (i) such repayment is made with the proceeds of an issuance of Equity Interests by Clearwater not otherwise prohibited under the terms of this Agreement, (ii) both before and after giving effect to any such repayment, (A) no Default or Event of Default shall have occurred and be continuing, and (B) Availability is greater than an amount equal to 12.5% of the aggregate Revolver Commitments or (iii) such repayment is made with the proceeds of Debt permitted under Section 10.2.1(s), (f)

Debt permitted under Section 10.2.1(s) (except regularly scheduled payments of interest) unless (i) permitted under Section 10.2.1(n) or (ii) such repayment is made with the proceeds of an issuance of Equity Interests by Clearwater not otherwise prohibited under the terms of this Agreement, or (g) Debt permitted under Section 10.2.1(r) unless either: (i) such repayment is made with the proceeds of an issuance of Equity Interests by Clearwater not otherwise prohibited under the terms of this Agreement, or (ii) (A) both before and after giving effect to any such repayment, (I) no Default or Event of Default shall have occurred and be continuing and (II) Availability is greater than or equal to $25,000,000, and (B) such repayment is made substantially concurrently with the incurrence of the Debt permitted under Section 10.2.1(t).”

(f) Section 10.2.14 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“10.2.14. Restrictive Agreements.

Become a party to any Restrictive Agreement, except a Restrictive Agreement (a) in effect on the Closing Date; (b) relating to secured Debt permitted hereunder, as long as the restrictions apply only to collateral for such Debt; (c) constituting customary restrictions on assignment in leases and other contracts; (d) imposing any restrictions on any Property pursuant to an agreement that has been entered into in connection with a Permitted Disposition of such Property; (e) under the 11  1⁄2% Senior Notes Indenture; (f) in connection with the Debt described in Section 10.2.1(g); (g) in connection with the Debt described in Section 10.2.1(s); (h) in connection with the Debt described in Section 10.2.1(v); (i) in connection with the Debt described in Section 10.2.1(r); or (j) in connection with the Debt described in Section 10.2.1(t).”

2. Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a) Amendment. Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(c) No Default. No event has occurred and is continuing that constitutes an Event of Default.

(d) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3. Representations and Warranties. Borrower represents and warrants as follows:

(a) Authority. Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability. This Amendment has been duly executed and delivered by Borrower. This Amendment and each Loan Document to which Borrower is a party (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties. The representations and warranties contained in each Loan Document to which Borrower is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

(e) No Default. No event has occurred and is continuing that constitutes an Event of Default.

4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks). The consent to forum and arbitration provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

6. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and the Lenders.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

8. Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Agent or any Lender with respect to the Obligations.

9. Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER

CLEARWATER PAPER CORPORATION,

a Delaware corporation

By:	/s/ John Hertz
Name:	John Hertz
Title:	Chief Financial Officer

[Signature page to Ninth Amendment to Loan and Security Agreement]

AGENT AND LENDERS

BANK OF AMERICA, N.A.,

as Agent and as a Lender

By:	/s/ Matthew R. Van Steenhuyse
Name:	Matthew R. Van Steenhuyse
Title:	Senior Vice President

[Signature page to Ninth Amendment to Loan and Security Agreement]

WELLS FARGO CAPITAL FINANCE, LLC,

as a Lender

By:	/s/ Sylvia S. Tran
Name:	Sylvia S. Tran
Title:	Vice President

[Signature page to Ninth Amendment to Loan and Security Agreement]

ACKNOWLEDGEMENT BY GUARANTORS

Dated as of July 24, 2014

Each of the undersigned, being a Guarantor (each a “Guarantor” and, collectively, the “Guarantors”) under that certain Guaranty and Security Agreement dated as of December 27, 2010 made in favor of Agent (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), hereby acknowledges and agrees to the foregoing Ninth Amendment to Loan and Security Agreement (the “Amendment”) and confirms and agrees that the Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Loan Agreement (as defined in the Amendment), “thereunder”, “thereof” or words of like import referring to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Agent has informed Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Agent has no duty under the Loan Agreement, the Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

CELLU TISSUE HOLDINGS, INC.,
a Delaware corporation
CELLU TISSUE CORPORATION – NATURAL DAM, a Delaware corporation
CELLU TISSUE CORPORATION – NEENAH, a Delaware corporation
CELLU TISSUE LLC, a Delaware limited liability company
MENOMINEE ACQUISITION CORPORATION, a Delaware corporation
CELLU TISSUE – THOMASTON, LLC, a Delaware limited liability company
CELLU TISSUE – LONG ISLAND, LLC, a Delaware limited liability company
CELLU TISSUE CORPORATION – OKLAHOMA CITY, a Delaware corporation
CELLU TISSUE – CITYFOREST LLC a Minnesota limited liability company
CLEARWATER PAPER – WIGGINS, LLC, a Delaware limited liability company
CLEARWATER FIBER, LLC, a Delaware limited liability company

By:	/s/ John Hertz
Name:	John Hertz
Title:	Chief Financial Officer

[Signature page to Ninth Amendment to Loan and Security Agreement]

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